Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                                    EXHIBIT 10.2

                                                AMENDMENT #9 TO MASTER AGREEMENT

                                FOR VALUE ADDED SERVICES (BRAZIL) BY AND BETWEEN
              AOL BRASIL LTDA. AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. -
                                                                        EMBRATEL


          This Amendment (the "Amendment #9"), effective as of December 3, 2001 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2(degree), Andar, Santo Andre, 08090-500, Sao Paulo, - SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, represented by its Director, Milton da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.
- EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33,530,486/0001-29, represented by its Executive Account Manager, Valdinei Carniel Rocha, and its Account Manager, Michele Dariano Machemer, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

          This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

          All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

          In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.       DEPLOYMENT PLAN

         1.1 Exhibit C of the Agreement is hereby amended by ADDING the following provisions, which shall terminate three (3) years after the effective date of this Amendment. All the provisions included at the original Exhibit C and following amendments will have the same duration after the effective date its signature:

              -------- ------------------------ ----------- -----------------
                 #     AOL DESIGNATED CITIES        ST           MODEMS
              -------- ------------------------ ----------- -----------------
                 1     RIO DE JANEIRO               RJ            [**]
              -------- ------------------------ ----------- -----------------
                 2     SANTA MARIA                  RS            [**]
              -------- ------------------------ ----------- -----------------
                 3     BARRA MANSA                  RJ            [**]
              -------- ------------------------ ----------- -----------------
                 4     GURUPI                       TO            [**]
              -------- ------------------------ ----------- -----------------
                 5     MANAUS                       AM            [**]
              -------- ------------------------ ----------- -----------------
                       TOTAL                                      [**]
              -------- ------------------------ ----------- -----------------

         1.2 Exhibit C of the Agreement is hereby amended by REDUCING the following provisions. These modems shall be discontinued at the same time of installation of the modems mentioned in item 1.1.

              -------- ------------------------ ------------ -----------------
                 #     AOL DESIGNATED CITIES         ST           MODEMS
              -------- ------------------------ ------------ -----------------
                 1     AMERICANA                     SP            [**]
              -------- ------------------------ ------------ -----------------
                 2     ARACATUBA                     SP            [**]
              -------- ------------------------ ------------ -----------------
                 3     BAURU                         SP            [**]
              -------- ------------------------ ------------ -----------------
                 4     CAMPINAS                      SP            [**]
              -------- ------------------------ ------------ -----------------
                 5     JUNDIAI                       SP            [**]
              -------- ------------------------ ------------ -----------------
                 6     PIRACICABA                    SP            [**]
              -------- ------------------------ ------------ -----------------
                 7     PRESIDENTE PRUDENTE           SP            [**]
              -------- ------------------------ ------------ -----------------
                 8     RIBEIRAP PRETO                SP            [**]
              -------- ------------------------ ------------ -----------------
                 9     SAO BERNARDO DO CAMPO         SP            [**]
              -------- ------------------------ ------------ -----------------
                10     SAO CAETANO DO SUL            SP            [**]
              -------- ------------------------ ------------ -----------------
                11     SAO JOSE DO RIO PRETO         SP            [**]
              -------- ------------------------ ------------ -----------------
                       TOTAL                                       [**]
              -------- ------------------------ ------------ -----------------


IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                   Sao Paulo, December 3rd, 2001

EMPRESA BRAS. TELECOMUNICACOES          AOL BRASIL LTDA.
                  S.A. - EMBRATEL


/s/ VALDINEI CARNIEL ROCHA              /s/ MILTON CAMARGO
----------------------------------      ---------------------------------------
NAME:  VALDINEI CARNIEL ROCHA           NAME:  MILTON CAMARGO
TITLE: EXECUTIVE ACCOUNT MANAGER        TITLE: VICE-PRESIDENT


/s/ MICHELE DARIANO MACHEMER
----------------------------------
NAME:  MICHELE DARIANO MACHEMER
TITLE: ACCOUNT MANAGER


WITNESSES:


/s/ JUSSARA COSTA RIET                  /s/ LUCIANA DE FREITA PUPO NOGUERIA
----------------------------------      ---------------------------------------
NAME:  JUSSARA COSTA RIET               NAME: LUCIANA DE FREITAS PUPO NOGUEIRA

RG: 1,014,014,932




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